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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 11, 1996


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)


                                    333-09343
                            (Commission File Number)
                                   33-0459135
                      (I.R.S. Employer Identification No.)


    2 Ada, Suite 100, Irvine, California                          92718
(Address of Principal Executive Offices)                        (Zip Code)


                                 (714) 753-6800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description
  ---             --------------------


20.2              Computational Material

20.3              Computational Material

23.1              Consent of Accountants


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CONSUMER PORTFOLIO SERVICES, INC.,
                                        as Originator of the Trust (Registrant)



Dated:  December 17, 1996               By: /s/ Jeffrey P. Fritz
                                           ---------------------
                                            Jeffrey P. Fritz
                                            Senior Vice President


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                                INDEX TO EXHIBITS


                                                                   Sequential
       Exhibit No.          Document Description                    Page No.
       -----------          --------------------                    --------

          20.2              Computational Material


          20.3              Computational Material


          23.1              Accountant's Consent



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